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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2004


                       Citigroup Mortgage Loan Trust Inc.
                       ----------------------------------

             (Exact name of registrant as specified in its charter)
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
               Delaware                               333-107958                              01-0791848
               --------                               ----------                              ----------
    (State or Other Jurisdiction of                  (Commission                           (I.R.S. Employer
            Incorporation)                           File Number)                       Identification Number)

         390 Greenwich Street                           10013
         --------------------                           -----
          New York, New York                          (Zip Code)


Registrant's telephone number, including area code: (212) 816-6000
                                                    --------------



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

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


                                              Item 601(a) of Regulation
              Exhibit No.                          S-K, Exhibit No.                          Description
              -----------                          ----------------                          -----------
                   1                                5.1, 8.1, 23.1                      Opinion and Consent of
                                                                                     Thacher Proffitt & Wood LLP

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 8, 2004


                                   CITIGROUP MORTGAGE LOAN TRUST INC.


                                   By: /s/  Matthew Bollo
                                       ------------------------------
                                   Name:    Matthew Bollo
                                   Title:   Assistant Vice President

                                                   EXHIBIT INDEX


                                              Item 601(a) of Regulation
              Exhibit No.                          S-K, Exhibit No.                          Description
              -----------                          ----------------                          -----------
                   1                                5.1, 8.1, 23.1                      Opinion and Consent of
                                                                                     Thacher Proffitt & Wood LLP